CONSOLIDATED BALANCE SHEETS - USD ($)	Dec. 31, 2019	Dec. 31, 2018
Current
Cash	$ 1,034	$ 6,054
Accounts receivable	50,000
Due from related parties	116,020	156,830
Advances receivable	16,298	14,529
Total current assets	183,352	177,413
Total assets	183,352	177,413
Current
Accounts payable	345,727	351,877
Accrued liabilities	145,595	120,000
Due to related parties	222,091	108,341
Common share purchase warrants liability	0	59,740
Total current liabilities	713,413	639,958
Total liabilities	713,413	639,958
SHAREHOLDERS' DEFICIENCY
Authorized 500,000,000 Common Shares, $0.0008 per share par value Issued and outstanding 38,906,742 Common Shares (December 31, 2018 - 33,906,742)	31,125	27,125
Additional paid-in capital	43,325,272	43,100,920
Deficit accumulated during the exploration stage	(43,886,458)	(43,590,590)
Total shareholders' deficiency	(530,061)	(462,545)
Total liabilities and shareholders' deficiency	$ 183,352	$ 177,413